Investor Conference 2007 Investor Conference 2007 U.S. Card Business Review U.S. Card Business Review Rich Fairbank Rich Fairbank March 1, 2007 * * * Exhibit 99.1

1
Forward-Looking Information
Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
Certain statements in this presentation and other oral and written statements made by the Company from time to time, are forward-
looking statements, including those that discuss strategies, goals, outlook or other non-historical matters; project revenues, income, returns, earnings per share or other financial measures for Capital One and/or discuss the assumptions that underlie these projects, including future financial and operating results, and the company’s plans, objectives, expectations and intentions. To the extent any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private
Securities Litigation Reform Act of 1995. Numerous factors could cause our actual results to differ materially from those described in forward-looking statements, including, among other things:  the risk that Capital One’s acquired businesses will not be integrated successfully; the risk that synergies from such acquisitions may not be fully realized or may take longer to realize than expected;
disruption from the acquisitions making it more difficult to maintain relationships with customers, employees or suppliers; changes in the interest rate environment; continued intense competition from numerous providers of products and services which compete with our businesses; an increase or decrease in credit losses; financial, legal, regulatory or accounting changes or actions; general economic conditions affecting consumer income, spending and repayments; changes in our aggregate accounts or consumer loan balances and the growth rate and composition thereof; the amount of deposit growth; changes in the reputation of the credit card industry and/or the company with respect to practices and products; our ability to access the capital markets at attractive rates and terms to fund our operations and future growth; losses associated with new products or services; the company’s ability to execute on its strategic and operational plans; any significant disruption in our operations or technology platform; our ability to effectively control our costs; the success of marketing efforts; our ability to recruit and retain experienced management personnel; and other factors listed from time to time in reports we file with the Securities and Exchange Commission (the “SEC”), including, but not limited to, factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2006. You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation. A reconciliation of any non-GAAP financial measures included in this presentation can be found in the Company’s most recent Form 10-K concerning annual financial results, available on the
Company’s website at www.capitalone.com in Investor Relations under “ About Capital One.”

Sources: VISA, MasterCard, American Express, Discover. 2006 estimated based on Q4 2006 reporting companies.
The credit card industry is at the forefront of
The credit card industry is at the forefront of
national scale consolidation
national scale consolidation
% of Credit Card Outstandings
37%
57%
76%
17%
20%
17%
46%
23%
7%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1994 1999 2006E
Top 5 issuers
Next 5 issuers
All others

As a consolidator in card we have realized outsized
As a consolidator in card we have realized outsized
growth
growth
$53.6
$49.5
$48.6
$46.3
$40.9
$33.0
$23.1
$15.5
$14.1
$13.2
$12.4
$7.4
$10.5
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
$55
$60
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
COF U.S. Card Outstandings
$B
COF Growth                      42%      19%      6%        7%  10%     49%      43%     24%     13%      5%        2%      8%
Industry Growth                23%      15%      7%       4%    7%     12%        8%       7%       2%      2%        2%    3%*
Source:  VISA, MasterCard, American Express, Discover.  *2006 estimated based on Q4 2006 reporting companies.

Our U.S. Card business continues to deliver strong
Our U.S. Card business continues to deliver strong
profit growth
profit growth
$1,823
$1,609
$1,387
$1,182
$1,001
$774
$515
$690
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
1999 2000 2001 2002 2003 2004 2005 2006
COF U.S. Card NIAT
$MM
Growth                                        34%          12%   29%         18%          17%          16%         13%

Over the past several years we have repositioned
Over the past several years we have repositioned
the card business for long-term success
the card business for long-term success
• Increased focus on transactors/rewards
• Building of a branded franchise
• Focus on franchise-enhancing products and practices
• Replacement of our operating platform
• Emphasis on operating efficiency

Our rewards programs are driving strong growth
Our rewards programs are driving strong growth
Purchase Volume Growth
2006
COF U.S. Card Purchase Volume
$B
$18.1
$30.8
$45.9
$58.1
$58.1
$64.0
$73.7
$83.1
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
1999 2000 2001 2002 2003 2004 2005 2006
Source: Company Reports; *Data comes from Nilson
Growth
70% 49% 15% 27% 0% 10%
13%
American Express (U.S. Card) 13.8%
Capital One (U.S. Card) 12.8%
JPM Chase (Card Services) 12.5%
Washington Mutual (U.S. Card)* 12.0%
Discover 10.1%
Citigroup (U.S. Card) 9.4%
Bank of America* 7.0%

Building a branded franchise begins with awareness
Building a branded franchise begins with awareness
Total Credit Card
Brand Awareness (%)
99
98
62
95
94
78
98
95
Source: Millward Brown Financial Services Brand Health Wave 37. (January 2007)
1 - Question: “I’d like you to think of any credit card issuers.  Which ones come to mind?  Have you seen or heard of {company}?
1

•
Provides a Good Value
#2
•
Makes My Life Easier
#1
•
Looks Out for My Best Interests
#2
•
Is Straightforward
#3
•
Is a Cool Company
#1
•
Is Innovative
#1
We are building important brand equities
We are building important brand equities
Source: Millward Brown Online ATP
1-Respondants ranked the following companies Capital One, American Express, Citibank, Bank of America/MBNA, Discover, MBNA, JPM Chase
Brand Equities
Capital One Rank
1

We are enhancing our customer franchise by
We are enhancing our customer franchise by
investing in differentiated credit card practices
investing in differentiated credit card practices
Repricing Example
Capital One’s Repricing Policy
• We maintain our long-standing policy of not engaging in
“universal default” repricing
• Customers are only eligible to be repriced if they pay 3
or more days late twice in one year (going over limit or
bouncing a check will not trigger repricing)
• Customers receive a written reminder after the 1
st
late
payment
• Customers who are repriced automatically earn back
their prior rates if they pay on time for one year
• As a matter of fiduciary responsibility, we reserve the
right to reprice (e.g., if the economy or interest rates
change significantly) with advance written notice and
the option for customers to pay off balances at existing
rates
• The ability to reprice is integral to a safe and sound credit card business because:
– loans can last indefinitely and balances can fluctuate
– creditworthiness can change significantly over time
(e.g. economy, customer behavior)
• Historically, credit cards were repriced only with advance written notice and the option to pay off balances at existing rates
• More recently, contractual “default repricing” terms have been introduced in the industry that can cause rates to increase
(without additional notice) based on customer behavior (e.g., paying late a single time, going over limit, bouncing a check, and changes to credit bureau or “universal default”)
• Competitors’ products with 0% teaser rates and long teaser periods appear to rely heavily on aggressive default repricing to achieve profitability
• We believe that aggressive default repricing practices
compromise long-term profitability and customer loyalty
• We voluntarily introduced a simple and clear repricing policy across our entire portfolio

We have been less aggressive with teaser products
We have been less aggressive with teaser products
Source: Compremedia
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Q1 03 Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06
% of Mail Volume with 0% Balance Transfer Teasers1
COF
AXP
HSBC
WaMu
BofA
JPM Chase
Citi
Discover
1. Defined as “% of Estimated Mail Volume with 0% Teasers (BT Only & Combo Teasers)”

Our investment in building a franchise is paying off
Our investment in building a franchise is paying off
0.0
0.2
0.4
0.6
0.8
1.0
1.2
2002 2003 2004 2005 2006
COF U.S. Card Indexed Attrition Rate
•
Increased focus on
transactors/rewards
•
Building of a
branded franchise
•
Focus on franchise
enhancing products
and practices

Repositioning our card business has resulted in flat revenue growth COF U.S. Card Revenue $4.5 $6.0 $7.8 $7.9 $7.9 $8.1 $8.0 $0 $2 $4 $6 $8 $10 2000 2001 2002 2003 2004 2005 2006 $B

Operating efficiency has become a key driver of
Operating efficiency has become a key driver of
profit growth
profit growth
COF U.S. Card Expense Ratio*
*Noninterest expense as a % of managed $OS; includes marketing
7.12%
0%
2%
4%
6%
8%
10%
12%
14%
2000 2001 2002 2003 2004 2005 2006

We have invested over the last several years to
We have invested over the last several years to
replace our card operating platform
replace our card operating platform
Billing System
Customer
Service
Platforms
Portfolio
Management
Systems
Rewards
Platform
Data
Warehouse
• Enhanced innovation:
new functionality and faster time to market
• Operational efficiency:
lower operations and IT costs

0%
2%
4%
6%
8%
10%
12%
Our repositioning has driven dramatically lower
Our repositioning has driven dramatically lower
credit losses, aided also by the external
credit losses, aided also by the external
environment
environment
COF U.S. Card Managed Charge-Off Rate
2003 2004 2006 2005 2007

Jan-02
Mar-02
May-02
Jul-02
Sep-02
Nov-02
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07

Bankruptcies have been artificially low Bankruptcies have been artificially low 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 National Bankruptcy Filings Filings Source: Visa

Our U.S. Card business continues to indicate a
Our U.S. Card business continues to indicate a
strong U.S. consumer
strong U.S. consumer
0%
1%
1%
2%
2%
3%
3%
4%
4%
5%
5%
6%
6%
7%
COF U.S. Card Managed Delinquency Rate
2003 2004 2006 2005
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
COF U.S. Card 1-2 Flow Rate*
2003 2004 2006 2005
*1-2 Flow Rate defined as (% of Delinquent $ moving from 0-29 Days delinquent to 30-59 Days delinquent)/(Total $ 0-29 Days delinquent); Flow rate data not available for U.S. Card segment prior to December 2003
2007
2007

Over the past several years we have repositioned
Over the past several years we have repositioned
the card business for long-term success
the card business for long-term success
• Increased focus on transactors/rewards
• Building of a branded franchise
• Focus on franchise-enhancing products and practices
• Replacement of our operating platform
• Emphasis on operating efficiency

Managed Charge-Off Rate
2004 2005
5.92%
5.63%
5.29%
6.00%
Citigroup Bankcard
5.78%
Bank of America Card
6.85%
JPM Chase Card
5.21%
Discover
5.23%
5.05%
Capital One (U.S. Card)
5.01%
Source: Company Reports
2006
3.84%
3.78%
3.33%
4.74%
3.37%
Our charge-off rate is among the best
Our charge-off rate is among the best

Our U.S. Card business continues to deliver industry
Our U.S. Card business continues to deliver industry
leading returns
leading returns
After-Tax Return on Managed Loans
2004 2005
2.6%
3.1%
1.4%
1.7%
Citigroup Card
2.0%
Bank of America Card 2.2%
JPM Chase Card 1.4%
Discover
1.2%
3.0%
Capital One (U.S. Card) 3.4%
Source: Company Reports
2006
2.8%
3.0%
2.3%
2.2%
3.7%